UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         November 2, 1998


                       APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:       561-366-4800


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Item 4.  Changes in Registrant's Certifying Accountant.

     On October 23, 1998, the Board of Directors of Applied Cellular Technology, Inc. (the "Company") voted to replace Rubin, Brown, Gornstein & Co. LLP ("RBG") with PricewaterhouseCoopers LLP ("PwC") as the Company's independent accountants for the year ending December 31, 1998. Although the Company chose not to continue the engagement of its present independent accountants, RBG will continue to provide substantial services to the Company.

     The reports of RBG on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, and in the subsequent interim period, there were no disagreements with RBG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of RBG, would have caused RBG to make reference to the matter in their report.

     During the two most recent fiscal years and through the subsequent interim period, there have been no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

     The Company has provided RBG with a copy of the disclosure contained herein and has requested that RBG provide the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the disclosure. RBG has provided such a letter, which is filed as an exhibit to this Current Report on Form 8-K.

     On November 2, 1998, the Company engaged PwC as its principal accountants to audit the financial statements for the year ending December 31, 1998. During fiscal 1996 and 1997 and in the subsequent interim period, the Company has not consulted PwC on items which concerned the application of accounting principles generally, or to a specific transaction or group of transactions, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7.  Financial Statements and Exhibits

     C.  Exhibits

            Exhibit 16   Letter   re   Change  in   Certifying Accountant  dated
                         November 3, 1998



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            APPLIED CELLULAR TECHNOLOGY, INC.


Date: November 3, 1998                      By:  /S/  DAVID A. LOPPERT
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                                                      David A. Loppert
                                                Vice President, Treasurer and
                                                  Chief Financial Officer